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PIONEER NO-LOAD                                                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
VARIABLE ANNUITY APPLICATION                                              440 Lincoln Street, Worcester, MA 01653


1 OWNER
  ______________________________________________           ______________________________________________
  First Name, Middle Initial, Last Name                    Social Security Number

  ______________________________________________           ______________________________________________
  Address                                                  Date of Birth/Trust

  ______________________________________________           / / Male   / / Female   / / Trust
  City, State, Zip

                                          PLEASE PRINT CLEARLY
___________________________________________________________________________________________________________________________________
2 JOINT OWNER   (If any)

  ______________________________________________  ______________________  ________________  / /  Male  / / Female
  Name                                            Social Security Number  Date of Birth
___________________________________________________________________________________________________________________________________

3 ANNUITANT   (Complete only if different from the Owner in Section 1)

  ______________________________________________  ______________________  ________________  / /  Male  / / Female
  Name                                            Social Security Number  Date of Birth
___________________________________________________________________________________________________________________________________

4 JOINT ANNUITANT (If any)
  ______________________________________________  ______________________  ________________  / /  Male  / / Female
  Name                                            Social Security Number  Date of Birth
___________________________________________________________________________________________________________________________________
5 BENEFICIARY(IES)   For Joint Owners, surviving Owner is always Primary beneficiary. If beneficiary is a trust, provide date of trust.

  Primary    _____________________________________________________  _____________________________________________
             Name                                                   Relationship to Owner

  Contingent _____________________________________________________  _____________________________________________
             Name                                                   Relationship to Owner
___________________________________________________________________________________________________________________________________
6 TYPE OF PLAN   *Additional forms required

  / /  Nonqualified                  / /  IRA Tax Year _____     / /  Roth IRA Tax Year _____
  / /  Nonqualified Deferred Comp.   / /  IRA Rollover           / /  Roth IRA Rollover/Conversion
  / /  457 Deferred Compensation*    / /  IRA Transfer           / /  SEP-IRA* Tax Year _____
___________________________________________________________________________________________________________________________________
7 ALLOCATION OF PURCHASE PAYMENTS  Make check payable to Allmerica Financial

  Please allocate my purchase payment of $______________ as follows:

  _____% Emerging Markets        _____% Growth Shares        _____% Balanced           _____% Money Market
  _____% International Growth    _____% Real Estate Growth   _____% Swiss Franc Bond   _____% ____________
  _____% Europe                  _____% Growth and Income    _____% Strategic Income   _____% Fixed Account
  _____% Capital Growth          _____% Equity-Income        _____% America Income

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  / / I elect AUTOMATIC ACCOUNT REBALANCING (AAR) among the above variable accounts:  / /  Monthly    / / Quarterly
                                                                                     / /  Semi-annually   / / Annually
  / / I elect DOLLAR COST AVERAGING (DCA) (not available with AAR) from: / / Fixed Account   / / America Income   / / Money Market

 $___________________ Total amount per transfer  / / Monthly   / / Quarterly   / / Semi-annually   / / Annually

 Percent    or     Dollar amount         Transferred to (write in variable account name)

 ______%           $____________         ______________________________
 ______%           $____________         ______________________________
 ______%           $____________         ______________________________
 ______%           $____________         ______________________________  DCA into the Fixed Account
 ______%           $____________         ______________________________  is not available.

___________________________________________________________________________________________________________________________________
8 OPTIONAL RIDERS

  / / Enhanced Death Benefit:   / / (1) 7% yield on amount invested   / / (2) Highest certificate anniversary account value
                                                                      / / (3) Both (1) & (2)
  / / Minimum Guaranteed Annuity Payout (M-GAP)         / / 10 year           / / 15 year
  / / Guaranteed Principal Protection                  / / 10 year           / / 15 year


SML-1517NY                                  [BARCODE]


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___________________________________________________________________________________________________________________________________
9  REPLACEMENT

   Will the proposed certificate replace or change any existing annuity or life insurance policy?

   / / No        / / Yes (if yes, list company name and policy number)_____________________________________________________________
___________________________________________________________________________________________________________________________________
10 SYSTEMATIC WITHDRAWALS    Not available from Guarantee Period Accounts.
   Begin withdrawals: later of 15 days after issue or __________________
   Amount: / / ________% of purchase payment
           / / $_______ per frequency
   Frequency: / / Monthly   / / Quarterly   / / Semi-annually  / / Annually
   Withdraw:  / / Pro rata from all accounts or
              ________% from _______________________________ ________% from _______________________________

              ________% from _______________________________ ________% from _______________________________

   Tax Withholding:  / / Do NOT Withhold Federal Income Taxes  / / Do Withhold at 10% or __________ (% or $)
   Direct Deposit:   / / Check here for Electronic Funds Transfer (Direct Deposit). I authorize the Company to correct electronically any overpayments or erroneous credits made to my account. ATTACH A VOIDED CHECK.
___________________________________________________________________________________________________________________________________
11 REMARKS

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________

   ________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
12 SIGNATURES
   I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete.
   I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application. I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/WE RECEIVED A DISCLOSURE
   BUYERS GUIDE. I/WE UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED
   AS TO DOLLAR AMOUNT; AND ALL PAYMENTS AND VALUES BASED ON THE GUARANTEE PERIOD ACCOUNTS ARE SUBJECT TO A MARKET VALUE
   ADJUSTMENT FORMULA (IF APPLICABLE), THE OPERATION OF WHICH MAY RESULT IN EITHER AN UPWARD OR DOWNWARD ADJUSTMENT.

  __________________________________________________________         ______________________________________________________________
  Signature of Owner                                                 Signature of Joint Owner

  __________________________________________________________         ______________________________________________________________
  Signed at (City and State)                                         Date
___________________________________________________________________________________________________________________________________
13 REGISTERED REPRESENTATIVE/DEALER INFORMATION
   Does the certificate applied for replace an existing annuity or
   life insurance policy?                                                   / / Yes (attach replacement forms as required)   / / No

   I certify that the information provided by the owner(s) has been accurately recorded; a current prospectus was delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the certificate applied for is suitable for the owner(s).
                                                                                                _______
   ______________________________________________________      ________________________       __|_____|_____   (___)_______________
   Signature of Registered Representative                      Social Security #              TR Code           Telephone

   ______________________________________________________      ________________________       _____________________________________
   Printed Name of Registered Representative                   B/D Client Account #           Printed Name of Broker/Dealer

   _____________________________________________________________________________________________________       (___)_______________
   Branch office Street Address for Certificate Delivery Telephone

   SML-1517NY                                                                                                             0399-6385
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